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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-3848 of Regency Bancorp on Form S-8 of our report dated February 7, 1997, appearing in this Annual Report on Form 10-K of Regency Bancorp for the year ended December 31, 1996.

/s/ Deloitte & Touche LLP

Fresno, California
March 28, 1997









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